May 1, 2020

BNY MELLON VARIABLE INVESTMENT FUND

Growth and Income Portfolio

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).

John Bailer, CFA, David Intoppa, Leigh N. Todd, CFA and Brian Ferguson are the fund's primary portfolio managers.  Mr. Bailer has been a primary portfolio manager of the fund since September 2008 and is an executive vice president and senior portfolio manager at Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser.  He is the lead portfolio manager of U.S. dividend-oriented and large-cap strategies and a senior research analyst on the Dynamic Large Cap Value strategy at Mellon.  Mr. Intoppa has been a primary portfolio manager of the fund since March 2019 and is a director and senior research analyst on the Dynamic Large Cap Value strategy at Mellon.  Ms. Todd has been a primary portfolio manager of the fund since March 2019 and is a managing director and senior portfolio manager, and a senior research analyst on the Global Equity Research team at Mellon.  Mr. Ferguson has been a primary portfolio manager of the fund since May 2020 and is an executive vice president and the senior portfolio manager of the Dynamic Large Cap Value strategy at Mellon.  Each of the portfolio managers also are employees of BNYM Investment Adviser.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

John Bailer, CFA, David Intoppa, Leigh N. Todd, CFA and Brian Ferguson are the fund's primary portfolio managers, each of whom are jointly and primarily responsible for the day-to-day management of the fund's portfolio.  Mr. Bailer has been a primary portfolio manager of the fund since September 2008 and is an executive vice president and senior portfolio manager at Mellon Investments Corporation.  He is the lead portfolio manager of U.S. dividend-oriented and large-cap strategies and a senior research analyst on the Dynamic Large Cap Value strategy at Mellon.  He has been employed by Mellon or a predecessor company of Mellon since 1992, and by BNYM Investment Adviser since 2003.  Mr. Intoppa has been a primary portfolio manager of the fund since March 2019 and is a director and senior research analyst on the Dynamic Large Cap Value strategy at Mellon.  He has been employed by Mellon or a predecessor company of Mellon since 2006, and by BNYM Investment Adviser since 2015.  Ms. Todd has been a primary portfolio manager of the fund since March 2019 and is a managing director and senior portfolio manager, and a senior research analyst on the Global Equity Research team at Mellon.  She has been employed by Mellon or a predecessor company of Mellon since 2001, and by BNYM Investment Adviser since 2001.  Mr. Ferguson has been a primary portfolio manager of the fund since May 2020 and is an executive vice president and the senior portfolio manager of the Dynamic Large Cap strategy at Mellon.  He has been employed by Mellon or a predecessor company of Mellon since 1997, and by BNYM Investment Adviser since 2001.  The portfolio managers manage the fund in their capacity as employees of BNYM Investment Adviser.

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